UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 28, 2023

Actelis Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41375	52-2160309
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4039 Clipper Court, Fremont, CA 94538
(Address of principal executive offices)

(510) 545-1045

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ASNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosures.

On December 28, 2023, Actelis Networks, Inc. (the “Company”) issued a press release titled “Actelis Receives Order From Major North American Rail Operator For Management Software And Services.” A copy of the Company’s press release containing such business update is attached hereto as Exhibit 99.1 The information set forth in the press release is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

This Current Report on Form 8-K and Exhibit 99.1 contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.1 and in the other reports of the Company filed with the United States Securities and Exchange Commission (the “SEC”), including that actual events or results may differ materially from those in the forward-looking statements.

Investors and others should note that the Company may announce material information about its finances, product development, clinical trials and other matters to its investors using its website (https://actelis.com/) in addition to SEC filings, press releases, public conference calls and webcasts. The Company uses these channels to communicate with the Company’s shareholders and the public about the Company and other issues. It is possible that the information the Company posts on these channels could be deemed to be material information. Therefore, the Company encourages investors, the media, and others interested in the Company to review the information it posts on the Company’s website (referenced above) in addition to following its press releases, SEC filings, public conference calls, and webcasts.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release dated December 28, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTELIS NETWORKS, INC.

Dated: December 29, 2023	By:	/s/ Yoav Efron
	Name:	Yoav Efron
	Title:	Chief Financial Officer

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